ASG GLOBAL ALTERNATIVES FUND

DELAFIELD SELECT FUND

GATEWAY FUND

NATIXIS EQUITY FUNDS

NATIXIS DIVERSIFIED PORTFOLIOS

VAUGHAN NELSON VALUE OPPORTUNITY FUND

(each, a “Fund” and together the “Funds”)

Supplement dated December 29, 2008, to the Gateway Fund Statement of Additional Information and Natixis Funds Statement of Additional Information – Part II, each dated May 1, 2008; Delafield Select Fund Statement of Additional Information – Part II dated September 29, 2008; ASG Global Alternatives Fund Statement of Additional Information – Part II dated December 1, 2008; Vaughan Nelson Value Opportunity Fund Statement of Additional Information – Part II dated October 31, 2008, as may be revised or supplemented from time to time.

Effective immediately, the “Exchange Privilege” sub-section of the “Shareholder Services” section is revised as follows regarding the aging period for Class A shares subject to a contingent deferred sales charge (“CDSC”):

An exchange of Class A shares of the Funds subject to a CDSC for Class A shares of the Natixis Cash Management Trust – Money Market Series will not stop the aging period relating to the CDSC.